Acquisitions	12 Months Ended
Sep. 30, 2012
Acquisitions [Abstract]
Acquisitions

2. Acquisitions

2012

During 2012, the Company acquired a minority interest in Calico Energy, Inc. (Calico) for $3.3 million in cash. Calico, headquartered in Seattle, Washington, is a provider of demand response software used in smart grid deployments and will be offered in connection with Aclara's Smart Communications Network solution. This investment is accounted for under the cost method and is classified as a long-term Other asset on the Company's consolidated balance sheet at September 30, 2012.

2011

On February 28, 2011, the Company acquired the capital stock of EMV Elektronische Messgerate Vertriebs - GmbH, together with its subsidiary EMSCREEN Electromagnetic Screening GmbH (collectively, EMV) for a purchase price of approximately $5 million, inclusive of cash acquired. EMV, with operations in Taufkirchen, Germany, provides turnkey systems and shielded environments for research, development and quality assurance testing of electronic equipment. EMV's operating results, since the date of acquisition, are included within the Test segment and the Company recorded approximately $4.8 million of goodwill as a result of the transaction.

2010

Effective July 31, 2010, the Company acquired the capital stock of Crissair, Inc. (Crissair) for a purchase price of approximately $27 million, net of cash acquired. Crissair, headquartered in Palmdale, California, is a manufacturer of high-quality hydraulic, fuel and pneumatic system components for the aerospace industry. The operating results for Crissair, since the date of acquisition, are included within the Filtration segment. The Company recorded approximately $9 million of goodwill as a result of the transaction, $4.3 million of trade names and $7.4 million of amortizable identifiable intangible assets consisting of customer relationships.

On September 3, 2010, the Company acquired the capital stock of Xtensible Solutions, Inc. (Xtensible) for a purchase price of approximately $4 million in cash plus contingent consideration. Xtensible is a provider of information management and integration solutions to the utility industry worldwide and its operating results, since the date of acquisition, are included within the USG segment (as part of Aclara through 2012). The agreement includes contingent consideration based on target revenues to be earned and paid out over the three and a half year period from the date of acquisition. The Company recorded approximately $15 million of goodwill as a result of the transaction. The Company revalued the earnout obligation based on current forecasted revenues and recorded income of $4.5 million and $7.6 million in Other (income) expenses, net in 2012 and 2011, respectively.

All of the Company's acquisitions have been accounted for using the purchase method of accounting and accordingly, the respective purchase prices were allocated to the assets (including intangible assets) acquired and liabilities assumed based on estimated fair values at the date of acquisition. The financial results from these acquisitions have been included in the Company's financial statements from the date of acquisition. Pro forma financial information related to the Company's acquisitions was not presented as it was not significant to the Company's results of operations. None of the goodwill recorded as part of the acquisitions mentioned above is expected to be deductible for U.S. Federal or state income tax purposes except for the goodwill recorded in connection with the Xtensible acquisition.